Exhibit 99.1

Essent Fourth Quarter 2013 Earnings Presentation

This presentation includes “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors listed under "Risk Factors" in the prospectus dated as of October 30, 2013 filed pursuant to Rule 424(b)(4) with the Securities and Exchange Commission on November 1, 2013. Any forward-looking information presented herein is made only as of the date of the issuance of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Disclaimer 1

• Essent Group Ltd. is a Bermuda based holding company (NYSE: ESNT) • Pennsylvania domiciled mortgage insurance company, Essent Guaranty, Inc. is rated BBB+ by S&P and Baa2 by Moody’s • Bermuda domiciled reinsurance company • Operation centers in • Radnor, PA • Winston-Salem, NC • Irvine, CA • Total IIF of $32.0B as of December 31, 2013 • Combined risk to capital ratio of 16.5:1(1) 2 Who Is Essent? (1) The combined risk to capital ratio equals the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital of these U.S. insurance companies.

Financial Results (1) Triad services platform fully depreciated by end of 2012. NET PREMIUMS EARNED ($M) OTHER UNDERWRITING & OPERATING EXPENSES ($M)(1) 3 1 PRE-TAX INCOME/(LOSS) ($M) $5.6 $7.9 $11.8 $16.5 $21.3 $27.5 $34.3 $40.3 $14.4 $14.5 $15.6 $16.5 $15.0 $15.6 $18.2 $22.3 ($7.7) ($5.2) ($2.4) $1.4 $7.3 $13.4 $17.9 $19.4

Insurance In Force and New Insurance Written 4 $ 1.4 $ 2.2 $ 3.6 $ 4.0 $ 4.3 $ 5.9 $ 6.4 $ 4.5 $ 4.7 $ 6.8 $ 10.1 $ 13.6 $ 17.4 $ 22.6 $ 28.2 $ 32.0 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 New Insurance Written ($B) Insurance In-Force ($B)

Underwriting Expenses (1) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned. (2) Loss ratio plus expense ratio. 5 $14.4 $14.5 $15.6 $16.5 $15.0 $15.6 $18.2 $22.3 $0. 0 $5. 0 $10.0 $15.0 $20.0 $25.0 0% 50% 100% 150% 200% 250% 300% Underwriting Expense ($M) Expense Ratio Combined Ratio 1 2

6 IIF by FICO Score IIF BY VINTAGE IIF BY LTV $32.0 BILLION AS OF DECEMBER 31, 2013 IIF by FICO Score IIF BY VINTAGE IIF BY LTV $13.6 BILLION AS OF DECEMBER 31, 2012 In Force Portfolio 2013 64.1% 2010 0.3% 2011 5.5% 2012 30.1% 700+ 93.2% 680-699 5.2% Below 680 1.6% 700+ 95.2% 680-699 3.9% Below 680 0.9% 2010 1.3% 2011 18.6% 2012 80.1% <=90.00% 51.5% 90.01-95.00% 47.2% >=95.01% 1.3% <=90.00% 56.7% 90.01-95.00% 42.8% >=95.01% 0.5%

7 Capital and Equity (1) Represents combined metrics for Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. $168.7 $170.1 $218.7 $219.1 $276.6 $371.2 $388.0 $722.1 $146.9 $150.1 $200.4 $203.6 $260.5 $356.2 $373.6 $469.4 7.4:1 10.6:1 11.9:1 15.8:1 15.7:1 15.0:1 18.1:1 16.5:1 $0. 0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 0.0:1 2.0:1 4.0:1 6.0:1 8.0:1 10.0:1 12.0:1 14.0:1 16.0:1 18.0:1 20.0:1 Consolidated GAAP Equity ($M) Combined Statutory Capital ($M) Combined Risk to Capital Ratio 1 1